UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2021

Viking Energy Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-29219	98-0199508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15915 Katy Freeway Suite 450, Houston, Texas	77094
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 404-4387

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 31, 2021, New Rise Processing Reno, LLC (“New Rise Processing”) executed and delivered in favor Viking Energy Group, Inc. (“Viking” or the “Company”), a promissory note in the principal amount of $1,000,000 (the “Note”), and Viking advanced $1,000,000 to New Rise Processing on December 31, 2021, under the Note. New Rise Processing’s obligations under the Note are secured by: (i) a Guaranty executed by RESC Renewable Holdings, LLC (“RESC Renewable”) in favor of the Company (the “Guaranty”), and (ii) a Security Agreement-Pledge executed by RESC, LLC (the owner of RESC Renewable) in favor of Viking, granting Viking a first position and perfected security interest in 20% of the membership interests of the Seller (the “Pledge Agreement”). Each of the Note, Guaranty and Pledge Agreement are dated December 31, 2021. The Note bears interest at a rate of 10% per annum, and all principal and accrued interest due thereunder are payable on the earlier of: (i) the Company’s acquisition of all of the membership interests of New Rise Renewables, LLC; or (ii) June 30, 2022.

The foregoing descriptions of the Note, Guaranty, and Pledge Agreement do not purport to be complete and are qualified in their entirety by reference to the form of Note, Guaranty, and Pledge Agreement, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference in their entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Promissory Note, by New Rise Processing Reno, LLC, in favor of Viking Energy Group, Inc., dated December 22, 2021
10.2	Guaranty, by and between Viking Energy Group, Inc., and RESC Renewable Holdings, LLC, dated December 22, 2021
10.3	Security Agreement-Pledge, by and between Viking Energy Group, Inc., and RESC, LLC, dated December 22, 2021
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIKING ENERGY GROUP, INC.

Date: January 5, 2022	By:	/s/ James A. Doris
	Name:	James A. Doris
	Title:	Chief Executive Officer

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